UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2010

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 22, 2010, AmeriCredit Corp. (“AmeriCredit”) held conference calls and released certain information discussing its Agreement and Plan of Merger (the “Merger Agreement”) with General Motors Holdings LLC (“GM Holdings”), a Delaware limited liability company and a wholly owned subsidiary of General Motors Company (“GM”), and Goalie Texas Holdco Inc. (“Merger Sub”), a Texas corporation and a direct wholly owned subsidiary of GM Holdings. The communications and conference call scripts are attached hereto as Exhibits 99.1 to 99.9 and are incorporated herein by reference.

Additional Information and Where to Find it

In connection with the proposed merger, AmeriCredit plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Investors and security holders and other interested parties will also be able to obtain, free of charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, AmeriCredit Corp., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, telephone (800) 644-2297, or from AmeriCredit’s web site at www.AmeriCredit.com.

Participants in the Solicitation

AmeriCredit and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AmeriCredit’s shareholders with respect to the merger. Information about AmeriCredit’s directors and executive officers and their ownership of AmeriCredit’s common stock is set forth in AmeriCredit’s Proxy Statement on Schedule 14A filed on September 16, 2009. Shareholders and investors may obtain additional information regarding the interests of AmeriCredit and its directors and executive officers in the merger, which may be different than those of AmeriCredit’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of AmeriCredit and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond AmeriCredit’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the merger agreement by the shareholders of AmeriCredit, the satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement, ability to successfully operate in variable economic conditions, including fluctuating interest rate environment, changes in competitive, regulatory and legal environment, volatile wholesale vehicle values, ability to service adverse changes in portfolio performance, reliance on warehouse financing and capital markets, ability to continue to securitize loans, ability to obtain credit enhancement for securitization transactions on acceptable terms, ability to manage the high degree of risk associated with subprime borrowers, exposure to litigation and other factors discussed under Item IA (Risk Factors) in AmeriCredit’s Form 10-K for the fiscal year ended June 30, 2009, and as updated in its Forms 10-Q for the quarters ended September 30, 2009, December 31, 2009 and March 31, 2010. AmeriCredit assumes no duty to update these statements.

Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to AmeriCredit or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and AmeriCredit undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Talking Points

99.2	President’s Perspective

99.3	Employee FAQ

99.4	AmeriNews story

99.5	Officer Conference Call Script

99.6	Slideshow Presentation

99.7	Analyst Call Script for Daniel E. Berce

99.8	Analyst Call Script for Edward E. Whitacre, Jr.

99.9	Letter to AmeriCredit Employees from Edward E. Whitacre, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.

Date: July 22, 2010	By:	/s/ Chris A. Choate
Chris A. Choate:
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Talking Points

99.2	President’s Perspective

99.3	Employee FAQ

99.4	AmeriNews story

99.5	Officer Conference Call Script

99.6	Slideshow Presentation

99.7	Analyst Call Script for Daniel E. Berce

99.8	Analyst Call Script for Edward E. Whitacre, Jr.

99.9	Letter to AmeriCredit Employees from Edward E. Whitacre, Jr.

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